UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                               April 24, 2000
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                    (Date of earliest event reported)


                  Peoples Heritage Financial Group, Inc.
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         (Exact name of registrant as specified in its charter)


Maine                                 0-16947                01-0437984
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
of incorporation)                                          Identification No.)



P.O. Box 9540, One Portland Square, Portland, Maine            04112-9540
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(Address of principal executive offices)                       (Zip Code)


                                (207) 761-8500
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             (Registrant's telephone number, including area code)


                                Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)



Item 5.     Other Events

    On April 24, 2000, Peoples Heritage Financial Group, Inc. released the press release included as Exhibit 99 to this Current Report on Form 8-K.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

    (a) Not applicable.

    (b) Not applicable.

    (c) The following exhibit is included with this Report:


    Exhibit 99        Press Release, dated April 24, 2000





















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                                SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                PEOPLES HERITAGE FINANCIAL GROUP, INC.



                                By:   /s/ Peter J. Verrill
                                      ----------------------------------------
                                      Name:    Peter J. Verrill
                                      Title:   Executive Vice President, Chief
                                               Operating Officer and Chief
                                               Financial Officer


Date:  April 25, 2000
































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